Exhibit 99.2

Investor Presentation April 2015 TM

TM

This presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of any offer to buy, or a recommendation to purchase any securities of Boulevard Acquisition Corp. (“Boulevard”) or any of its affiliates (as such term is defined under the U.S. federal securities laws). Neither Boulevard nor AgroFresh Inc. (“AgroFresh”) or any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in the presentation. This presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of Boulevard and AgroFresh (the “Proposed Transaction”) and for no other purpose. The data contained herein is derived from various internal and external sources and is not intended to be all-inclusive or to contain all of the information that a person may desire in considering the Proposed Transaction discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. Neither Boulevard nor AgroFresh assume any obligation to update the information in this presentation. Until the date of the Proposed Transaction, AgroFresh has been, and will continue to be, operated as an integrated business within The Dow Chemical Company and its affiliates. As a result, certain historical information concerning AgroFresh, particularly as it relates to expenses and liabilities may not be reflective of the expenses and liabilities of the AgroFresh business following the consummation of the Proposed Transaction. Forward-Looking Statements The statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “project”, “budget”, “forecast”, “intend”, “plan”, “may”, “will”, “could”, “should”, “predicts”, “potential”, “continue”, and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which AgroFresh operates, AgroFresh’s beliefs and assumptions are made by its management and are not predictions or guarantees of actual performance. Accordingly, actual results and performance may materially differ from results or performance expressed or implied by the forward-looking statements. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any forward-looking statements or other information contained herein. Factors that could cause future results and performance to differ from the forward-looking statements include: the inherent uncertainty associated with financial projections; local, regional, national and international economic and business climates; risks of doing business internationally, including currency risks; changes in applicable laws or regulations; weather and natural disasters; outcomes of government reviews, inquiries and investigations and any related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes affecting AgroFresh or its operations; fluctuations in customer demand; the possibility that AgroFresh may be adversely affected by other economic, business, geopolitical, regulatory and/or competitive factors; the occurrence of any event, change or other circumstance that could give rise to the termination of the Proposed Transaction; the inability to complete the Proposed Transaction due to the failure to obtain approval of the stockholders of Boulevard or other conditions to the closing of the transaction; the risk that the Proposed Transaction disrupts current plans and operations of AgroFresh as a result of the announcement and consummation of the Proposed Transaction; costs related to the proposed business combination. Boulevard cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Boulevard’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Boulevard, the Proposed Transaction, related transactions, or other matters and attributable to Boulevard or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. Boulevard cautions readers not to place undue reliance upon forward looking statements, which speak only as of the date made. Neither Boulevard nor AgroFresh undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission’s Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, Boulevard’s proxy statement to be filed by Boulevard with the Securities and Exchange Commission. Some of the financial information and data contained in this presentation, such as EDITDA and Pro Forma EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). In addition, certain historical financial information concerning the results of operations of AgroFresh has been adjusted to assume market conditions, such as currency exchange rates, as of December 31, 2014. A reconciliation of each of these historical non-GAAP financial measures to their most comparable GAAP measure is set forth in the Appendix to this presentation. These non-GAAP financial measures provide useful information to AgroFresh management and investors regarding certain financial and business trends relating to AgroFresh’s financial condition and results of operations. AgroFresh’s management uses these non-GAAP measures to compare periods for trend analysis and for budgeting and planning purposes. These non-GAAP measures provide a useful tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation or as an alternative to, or substitute for or superior to, financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in AgroFresh’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by AgroFresh management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, the non-GAAP financial measures are presented with the most comparable GAAP results. You should review Boulevard’s audited financial statements, which will by presented in Boulevard’s preliminary proxy statement to be filed with the Securities and Exchange Commission, and not rely on any single financial measure to evaluate AgroFresh’s business. Additional Information This document may be deemed to be solicitation material in respect of the Proposed Transaction. This material is not a substitute for the definitive proxy statement to be filed by Boulevard with the Securities and Exchange Commission regarding the Proposed Transaction. Stockholders of Boulevard and other interested persons are advised to read when available, Boulevard’s preliminary proxy statement and definitive proxy statement in connection with Boulevard’s solicitation of proxies for its special meeting of stockholders to vote on the Proposed Transaction because these documents will contain important information regarding the Proposed Transaction and related matters. Such persons can also read Boulevard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for a description of the security holdings of the Boulevard officers and directors and their respective interest as security holders, or otherwise, in the successful consummation of the Proposed Transaction. The definitive proxy statement will be mailed to Boulevard’s stockholders as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to Boulevard Acquisition Corp., 399 Park Avenue, 6th Floor, New York, New York 10022. These documents, once available, and Boulevard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 can be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Participants in the Business Combination Boulevard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Boulevard in connection with the Proposed Transaction. Information regarding the officers and directors of Boulevard is available in Boulevard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Additional information regarding the interests of such potential participants will also be included in the definitive proxy statement and other relevant documents filed or to be filed by Boulevard with the Securities and Exchange Commission regarding the Proposed Transaction. References to “Dow” mean The Dow Chemical Company and its consolidated affiliates, unless otherwise expressly noted; AgroFresh, SmartFresh, RipeLock, AdvanStore and the Dow Diamond logo are trademarks of Dow or an affiliated company of Dow.

Disclaimer

1

TM Presenters Stephen S. Trevor Chief Executive Officer President & Director Boulevard Acquisition Corp Tom Macphee Chief Executive Officer AgroFresh Inc. 2 TM

TM Investment Thesis 1 2 3 5 6 Strong Macro Environment Driven by Global Food Demand Growth Global Ag Innovator Providing Freshness Solutions for Fruits and Vegetables Multiple Paths for Continued Profitable Growth Attractive Financial Profile Unmatched Industry Credibility and Expertise Strong and Sustainable Industry Position 4 3 TM

Business Overview

AgroFresh™ at a Glance

- Global solutions provider focused on freshness of produce
- Unique, sustainable business model – High touch; asset light
- Proven track record of innovation and growth
- Highly respected through the value chain
- Strong position today; Well positioned for future growth

2014 Key Statistics

- PF Net Sales of $169mm[(1)(2)]
- PF EBITDA of $95mm[(1)(2)]
- PF EBITDA margin 56%[(1)(2)]
- CapEx ~1% of sales

Geographic Reach



Geographic Presence
Global Headquarters
R&D Center
Sales Office
Service or Repacking Center

Robust Financial Performance



($ in millions)
% Margin
Pro Forma EBITDA(1)(2)
$56
$77
$95
47%
52%
56%
2012
2013
2014

(1) EBITDA margin calculated as Pro Forma EBITDA divided by Pro Forma net sales. Pro forma net sales and Pro forma EBITDA are non-GAAP financial measures. See appendix for reconciliation to US GAAP financial statements.

(2) The translation impact of the EURO and Australian Dollar for 2012, 2013 and 2014 have been adjusted to a constant currency basis with the 2015 and 2016 forecasts. See appendix for more information.

AgroFresh™

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TM Fruits & Vegetables 44% Roots & Tubers 20% Cereals 19% Milk 8% Meat 4% Oilseeds & Pulses 3% Fish & Seafood 2% AgroFreshTM Mission Loss & Waste by Weight(1) Total Waste 40% Total Waste 20% (1) Source: World Resources Institute, June 2013. (2) Source: Tesco consumer survey, October 2013. Our Mission: To improve the availability, quality and freshness of produce to all consumers Loss & Waste by Category(2) 5

TM Strong Macro Trends Global Food Demand Growth World Population Growing (Population in billions) Arable Land per Capita Decreasing (Land in hectares) Source: UNFAO, OECD. 6 0 2 4 6 8 10 1965 1975 1985 1995 2005 2015 2025 2035 2045 Developed Countries Developing Countries 0 0.1 0.2 0.3 0.4 0.5 1965 1975 1985 1995 2005 2015 2025 2035 2045 Waste reduction can contribute meaningfully to feeding the world’s growing population Customer pays for “peace of mind“ (quality, efficacy, service)

AgroFresh™ Solutions

Current AgroFresh Offerings		Near-Term Offering Launches	
SmartFresh	**Harvista**	**RipeLock**	**AdvanStore**
✓ Innovative solution to improve fruit shelf life and quality ✓ Integrated chemistry / service offering – Ethylene block technology – Applied via proprietary technology – Strong safety profile, with no residue	✓ Pre-harvest tool that enhances the size, color and taste of fruit ✓ Harvest management tool ✓ 100+ customers ✓ High customer retention ✓ High demand	✓ Innovative banana quality management system ✓ Ability to pace banana ripening ✓ Economic benefits to brand owners, retailers and consumers	✓ Proprietary sensor technology ✓ Enhances customer confidence ✓ Adjusts atmospheric conditions real-time through advanced data monitoring ✓ Capitalizes on significant untapped growth opportunity
• **Launch:** 2002 • **2015E Sales:** $161mm • **Potential Growth:** Medium	• **Launch:** 2013 • **2015E Sales:** $15mm • **Potential Growth:** High	• **Limited Launch:** 2015 • **2015E Sales:** $1mm • **Potential Growth:** High	• **Launch:** 2016/2017 • **2015E Sales:** N/A • **Potential Growth:** High

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AgroFresh™

AgroFresh™ 1-MCP: Freshness Solutions for Each Step of the Value Chain

Pre-harvest



- Increases size
- Improves color
- Manages harvest window and labor

Storage



- Maintains firmness
- Marketing flexibility
- Better appearance

Packing / Distribution



- Improves pack-out
- Opens longer-distance markets

Retail



- Better appearance, improves buyer experience
- Reduces shrinkage
- Increases marketability

Consumer



- Better tasting
- Longer lasting

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TM 11% 50% 22% 35% Untreated SmartFresh Consumer Responses Proven Results with SmartFreshTM 0% 15% 30% 45% 60% 75% Quality / Freshness Prices Variety Promotions Cleanliness % of Respondents Most Important To Customers Freshness of Paramount Importance Source: Online survey conducted by Oliver Wyman and Ipsos Interactive with 8,750 respondents. ACNielsen taste tests conducted with Australian apples in four outlets of two major German retailers with more than 400 consumers in April 2007. Note: ACNielsen in-store taste tests have shown a clear consumer preference for crunchier apples. The test apples were kept for ten days at room temperature after controlled atmosphere storage. Not Firm Very Firm 9

Sustainable Competitive Advantage

Extensive Technical Know-How	• Originated product category in produce with 12 years of commercial experience • Exclusive database – produce physiology and customer preferences • Over 400 registrations globally
Difficult and Costly to Replicate	• Established global footprint • Significant investment in technology, registration, distribution, operations • Uniquely qualified R&D and management talent
High Customer Touch	• High customer trust in product efficacy • Year round customer interface • Extensive customer-specific experience
Compelling Value to Cost	• < ½ penny per apple secures quality • Extends season and creates export opportunities • Customer pays for "peace of mind" (quality, efficacy, service)
Customer Retention	• Customer loyalty and rebate program • Complementary suite of offerings (Harvista™ and AdvanStore™) • Produce expertise

AgroFresh™

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AgroFresh™ Team



Tom Macphee
CEO
- 37 years of experience in the chemical industry
- Executive oversight of AgroFresh business for 5 years
- Led corporate development for Rohm & Haas, M&A for Dow for a combined 16 years



Stan Howell
President
- Joined AgroFresh in 2014
- 39 years of industry experience
- Commercial Leader for Dow AgroSciences North America region for 12 years
- Vast experience in agricultural chemicals including specialty markets



Peter Vriends
Head of EMEA(1) & Asia
- Joined AgroFresh in 2003
- 28 years of industry experience
- Previously held positions at Suterra Europe, Eagle's Flight Benelux, Ardo and Scotts International



Mark Zettler
Vice President, R&D & Regulatory Affairs
- Joined AgroFresh in 2013
- 26 years of industry experience
- Joined Dow in 1988 as a research scientist and has held positions as Global R&D Leader in New Business and New Product Development



Scott Harker,
Head of N. America, Australia & New Zealand
- Joined AgroFresh in 2007
- 35 years of industry experience
- 25 years working with current customer base
- Previously held positions with Sinclair Systems International, Crown Label, Inc.

AgroFresh™ Employees
- One of the most talented teams in the industry
- Includes 50 scientists (30 PhDs / M.S.) responsible for over 60 patents
- ~75% of employees in touch with customers

(1) Europe, Middle East and Africa

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AgroFresh™

AgroFresh™ Growth Strategy and Philosophy

S
- Strengthen further existing franchise
  - Intellectual property, customer relationships, profitability, industry awareness

P
- Penetrate apple segment further
  - Short term storage, regional expansion

E
- Extend to other fruits
  - Bananas (RipeLock™), pears, plums, avocados, etc.

E
- Expand into other offerings
  - Pre-harvest (Harvista™; including SmartFresh™ linkage); AdvanStore™

D
- Diversify via acquisitions and alliances



AgroFresh™

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Harvista TM -Harvest Management Offering Allows better control of harvest extend natural ripening; labor management; increase color and size Expanded launch in 2014 in both the Northwest and Eastern US Significant commercial launch in Turkey this year Highly complementary with SmartFresh Tree Treated with Untreated Tree Source: Business management. Note: Orchard located in Ontario, Canada, 2013. 13

AdvanStore™ – a Controlled Atmosphere Storage Platform

Overview

- Provides advanced monitoring of fresh fruit while in storage
- Taps into our extensive database on ripening and physiology
- Further enhances existing customer relationships from SmartFresh™

Next Steps

- Development of equipment to monitor carbon dioxide, oxygen and ethylene; dose and monitor SmartFresh™ (1-MCP)
- Development of package of services with annual contract
- Complete testing and launch







AgroFresh™

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RipeLock™ – Proprietary Solution for Bananas & Other Fruits

- Extend optimal color stage – "yellow life"
- Reduce split peel, a significant issue
- SmartFresh™ technology + proprietary, patented bag
- Expandable to other fruits (melons, papayas)



RipeLock

Banana Purchase Decision Drivers



Brightness 4%
Other 2%
Price 15%
Ripeness 44%
Color 35%

Untreated Bananas | **RipeLock™ Bananas**

4 Days After Simulated Delivery to Retailer



Source: Tragon consumer study, March 2005.

AgroFresh™

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Harvista TM Multiple Paths for Continued Profitable Growth Organic Opportunities Acquisitions and Alliances Further SmartFreshTM penetration Geographic Existing produce New produce full commercialization New offerings Complementary offering opportunities Potential M&A targets include Food, Ag, service and other related opportunities Alliances as asset light route to expanding service offering Capitalize on reputation as preferred channel to market for post-harvest to expand offerings 16 TM

Financial and Transaction Overview TM

Highly Attractive Financial Profile

Pro Forma Net Sales[1][2]

($ in millions)



$119
$147
$169
$177
$190
2012A
2013A
2014A
2015E
2016E

Pro Forma EBITDA[1][2][3]

($ in millions)



$56
$77
$95
$100
$104
2012A
2013A
2014A
2015E
2016E

Key Metrics[1][2][3][4][5]

- 2012 - 2016E
  - Sales CAGR: 12%
  - EBITDA CAGR: 17%
- 2015E
  - EBITDA Margin: 57%
  - Cash Conversion: 98%
  - FCF Yield: 10.6%

(1) Pro forma net sales and Pro forma EBITDA are non-GAAP financial measures. See appendix for reconciliation to US GAAP financial statements.
(2) The translation impact of the EURO and Australian Dollar for 2012, 2013 and 2014 have been adjusted to a constant currency basis to be consistent with the foreign exchange rate used in the 2015 and 2016 forecasts. See appendix for more information.
(3) EBITDA forecasts for 2015 and 2016 exclude depreciation and amortization, certain tax related items, acquisition-related costs for integration and transition, and R&D spending for certain projects that are not expected to continue at current levels. The 2015 EBITDA forecast reflects estimates for stand-alone costs outside the Dow ownership structure as if the acquisition had occurred on Jan 1, 2015.
(4) Cash Conversion defined as EBITDA less CapEx divided by EBITDA.
(5) See footnote 3 on page 19 for FCF calculation details.

AgroFresh™

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AgroFresh™ Sponsorship

- Best in class global investment manager with ~$13bn under management
- Expertise in sourcing, developing, growing, financing and selling businesses
- Proven track record of over 25 years

Representative Chemical / Industrial Transaction Experience(1)

- Premiere global chemical company
- Sales of $58bn in 2014
- Sales in ~180 countries

2014 Sales by Segment(2)



Consumer Solutions 8%
Agricultural Sciences 13%
Performance Plastics 38%
Infrastructure Solutions 14%
Performance Materials & Chemicals 26%

(1) There are material differences between the Potential Transactions listed above and the transaction contemplated by Boulevard, including without limitation: (i) some of the investments did not result in control investments when control was acquired, generally the owners did not seek to replace management or gain operational control (ii) for most of the companies listed, acquisitions were made over time in the fulcrum debt securities of the issuers that were equitized in reorganizations. These transactions have aspects that are materially different from the Potential Transaction contemplated by Boulevard.

(2) Excludes Corporate of ~1%.

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AgroFresh™

Transaction Overview

- Pro forma firm value of $879 million
- Dow expects to be paid $626 million in cash and issued 18.4mm shares for AgroFresh™ at close
- Committed financing ($425 million term loan B)
- Incremental $9 million equity invested by Avenue Capital
- Closing of the transaction is expected in 2H 2015

Pro Forma Valuation

($ in millions, except per share values)

		Pro Forma 6/30/2015
Boulevard Share Price		$10.00
Shares Outstanding[1]		45.434
Equity Value		**$454**
Firm Value		**$879**
Firm Value / EBITDA[2]		
2015E	$100	8.7x
2016E	104	8.4
FCF[3] Yield		
2015E	$48	10.6%
2016E	48	10.6
Net Debt / 2015E EBITDA		4.2x

Sources and Uses

Sources	$	% Total
Cash from Existing Boulevard Shareholders	$221	26%
New Debt	425	51
Dow Receiving Shares	184	22
Additional Avenue Investment	9	1
Total Sources	**$838**	**100%**

Uses	$	% Total
Purchase of AgroFresh	$810	97%
Transaction Fees and Other Expenses	28	3
Total Uses	**$838**	**100%**

Post Transaction Ownership[4]



Boulevard / Avenue 11%
Dow 40%
Public Ownership 49%

(1) 5.513 million Boulevard Acquisition Corp. Founder Shares issued at IPO, which includes 4.134 million shares and an additional 1.378 million incentive shares that the Boulevard Acquisition Corp. Founders will receive if within the first 5 years, the Company's stock price is above $13/share for a specified period.
(2) Pro forma EBITDA is a non-GAAP financial measure. EBITDA forecasts for 2015 and 2016 exclude depreciation and amortization, certain tax related items, acquisition-related costs for integration and transition, and R&D spending for certain projects that are not expected to continue at current levels. The 2015 EBITDA forecast reflects estimates for stand-alone costs outside the Dow ownership structure as if the acquisition had occurred on Jan 1, 2015.
(3) Forecast EBITDA less cash interest (assumed rate of 5.25%), less cash taxes (assumed rate of 37%), less increase in working capital, less capex.
(4) Management team will be given equity to align incentives.

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AgroFresh™

TM 10.6% 3.6% 4.2% 4.5% 5.6% 2.2% 2.5% 2.8% 5.1% 3.1% 4.0% 4.9% 4.0% Agrofresh FMC Monsanto Syngenta Platform Frutarom Novozymes Chr Hansen Naturex Croda Victrex Balchem Ecolab 8.7x 14.8x 12.1x 12.1x 11.2x 21.0x 19.7x 15.8x 13.5x 13.7x 12.9x 12.3x 13.6x AgroFresh Platform Monsanto Syngenta FMC Chr Hansen Novozymes Frutarom Naturex Croda Victrex Balchem Ecolab Valuation Benchmarking Boulevard will acquire AgroFreshTM at a meaningful discount to peer trading levels. 2015E FCF Yield(2) Firm Value / 2015E(1) EBITDA Median: 12.1x Median: 17.8x Source: Public filings, Wall Street Research, and FactSet as of 4/29/2015. (1) EBITDA forecast for 2015 excludes depreciation and amortization, certain tax related items, acquisition-related costs for integration and transition, and R&D spending for certain projects that are not expected to continue at current levels. The 2015 EBITDA forecast reflects estimates for stand-alone costs outside the Dow ownership structure as if the acquisition had occurred on Jan 1, 2015. (2) Defined as (Cash Flow from Operations CapEx) / Equity Value. See footnote 3 on page 19 for AgroFresh FCF calculation details. (3) LTM Cash Flow from Operations. Median: 4.4% Median: 2.6% Median: 4.0% - AgChem Comps Food / Ingredients Specialties Service Oriented Comps High Margin / High Value Specialties Median: 12.9x Median: 13.6x Median: 4.0% (3) 20 TM TM

TM 98% 85% 80% 76% 75% 87% 80% 77% 56% 74% 68% 68% 75% Agrofresh Platform Monsanto FMC Syngenta Frutarom Novozymes Chr Hansen Naturex Balchem Croda Victrex Ecolab 57% 31% 23% 22% 20% 34% 33% 19% 14% 44% 28% 25% 21% Agrofresh Monsanto Platform FMC Syngenta NovozymesChr Hansen Frutarom Naturex Victrex Croda Balchem Ecolab Key Performance Indicator Benchmarking 2015E EBITDA Margin 2015E Cash Conversion(2) Source: Public filings, Wall Street Research, and FactSet as of 4/29/2015. (1) See Note 1 on page 20. (2) Defined as (EBITDA less CapEx ) / EBITDA. Service Oriented Comps High Margin / High Value Specialties - AgChem Comps Food / Ingredients Specialties Median: 22% Median: 26% Median: 78% Median: 79% Median: 68% Median: 28% Median: 21% Median: 75% 21 TM TM (1)

TM Anticipated Transaction Timeline Date Event April 30th Business Combination Agreement Executed Transaction Announced Mid May Preliminary Proxy Materials Filed with SEC Late June Set Record Date for Shareholder Vote Mid July Mail Final Proxy Materials to Shareholders Late July Hold Shareholder Vote and Close Transaction 22 Note: Timeline subject to SEC review and comment process, the timing of which cannot be predicted.

Appendix TM

Reconciliation of Non-GAAP Financial Measures

($ in millions)

		2012		2013		2014
US GAAP Net Sales[1]	$	128.4	$	158.8	$	180.5
Less adjustment for deferred income[2]		(2.7)		(2.0)		(2.0)
Foreign currency adjustment[3]		(6.3)		(10.2)		(9.2)
Pro Forma Net Sales[7]	**$**	**119.4**	**$**	**146.6**	**$**	**169.3**

		2012		2013		2014
US GAAP Net Income[1]	$	13.2	$	27.5	$	27.9
Provision for Income taxes[1]		16.3		25.1		41.4
Depreciation and Amortization[4]		30.8		30.8		30.4
Less adjustment for deferred income[2]		(2.7)		(2.0)		(2.0)
Discovery R&D project expense[5]		6.4		7.1		5.8
Adjustment for stand-alone run rate costs[6]		(3.5)		(4.5)		(3.7)
Foreign currency adjustment[3]		(4.2)		(7.1)		(4.9)
Pro Forma EBITDA[7]	**$**	**56.3**	**$**	**76.9**	**$**	**94.9**

(1) Per the audited Combined Statements of Income and Comprehensive Income of The AgroFresh Business for the years ended December 31, 2014, 2013 and 2012.
(2) Adjustment to exclude deferred income related to a strategic alliance, which is not expected to be recurring.
(3) Represents an estimate to adjust the translation impact of the EURO and Australian Dollar to a constant currency basis of 1.10 EURO to USD and .75 AUS to USD.
(4) Per the audited Combined Statements of Cash Flows of The AgroFresh Business for the years ended December 31, 2014, 2013 and 2012.
(5) Represents an adjustment to add back expenses for certain R&D projects that are not expected to continue at current levels.
(6) Reflects an adjustment to increase administrative and operational costs to the estimated stand-alone run rate of $7.7 million per year after the acquisition closes.
(7) Non-GAAP financial measure.

AgroFresh™

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